Identified Intangible Assets - Schedule of Estimated Amortization Expense for Identified Intangible Assets, excluding Software (Detail) - Other Intangible Assets [Member] $ in Millions	Dec. 31, 2018 USD ($)
Finite Lived Intangible Assets [Line Items]
2019	$ 1,533
2020	1,308
2021	504
2022	418
2023	$ 230